POWER OF ATTORNEY

   I, the undersigned Director and/or Officer of Chemfab Corporation (the "Company"), hereby severally constitute and appoint Duane C. Montopoli, Moosa E. Moosa, and David L. Engel, and each of them, my true and lawfull attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, (B) the Registration Statement on Form S-8 (the "Proposed Registration Statement") registering under the Securities Act of 1933, as amended (the "Act") shares of the Company's Common Stock issuable or transferable on exercise of options under the Company's Second Amended and Restated 1991 Stock Option Plan, as amended (the "1991 Plan") and registering under the Act for reoffer certain of such shares, which Proposed Registration Statement the Company intends to file in the event that the Company's stockholders approve an amendment to increase to 2,250,000 shares the number of shares of the Company's Common Stock authorized for issuance pursuant to the 1991 Plan, and (C) any and all amendments (including supplements and post-effective amendments) to (1) the Company's Registration Statement on Form S-8 (File No.2-89831), dated as of March 8, 1984, registering under the Act shares of the Company's Common Stock issuable or transferable on the exercise of stock options and stock appreciation rights under the Company's 1983 Incentive Stock Option Plan (the "1983 Plan") and on the exercise of stock options under the Company's 1981 Incentive Stock Option Plan (the "1981 Plan") and the 1979 Non-Qualified Stock Option Plan (the "1979 Plan"), (2) the Company's Registration Statement on Form S-8 (Fi1e No.33-18263), dated as of November 30, 1987, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1983 Plan, the 1981 Plan and the 1986 Stock Option Plan (the "1986 Plan") (collectively, with the 1983 Plan, the 1981 Plan, and the 1979 Plan, the "Plans"), (3) the Company's Registration Statement on Form S-8, dated as of August 2, 1990, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1986 Plan, (4) the Company's Registration Statement on Form S-3 (File No.33-18264) registering under the Act for reoffer, shares of the Company's Common Stock issuable or transferable on exercise of options under the Plans or of certain Non-Plan options, (5) the Company's Registration Statement on Form S-8 (File No.33-61946), dated as of April 30, 1993, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1991 Plan and the Company's 1991 Chemfab Employee Stock Option Plan, and
   (6) the Company's Registration Statement on Form S-8 (File No.333-07139), dated as of June 28, 1996, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1991 Plan and registering under the Act for reoffer certain of such shares.

Signature                       Title                           Date
---------                       -----                           -----


/s/ Duane C. Montopoli      President, Chief Executive Officer  Sept. 18, 1997
------------------------      and Director
    Duane C. Montopoli      (principal executive officer)


/s/ Moosa E. Moosa          Vice President - Finance,           Sept. 18, 1997
------------------------    Chief Financial Officer, and
    Moosa E. Moosa          Treasurer
                            (principal financial officer)


/s/ Hilary A. Arwine        Corporate Controller                Sept. 18, 1997
------------------------    (principal accounting officer)
    Hilary A. Arwine


/s/ Paul M. Cook            Director                            Sept. 18, 1997
------------------------
    Paul M. Cook


/s/ Warren C. Cook          Director                            Sept. 18, 1997
------------------------
    Warren C. Cook


/s/ Robert E. McGill III    Director                            Sept. 18, 1997
------------------------
   Robert E. McGill III



/s/ James E. McGrath        Director                            Sept. 18, 1997
-------------------------
    James E. McGrath



/s/ Nicholas Pappas         Director                            Sept. 18, 1997
-------------------------
    Nicholas Pappas